UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2025

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive
Cranberry Township,	Pennsylvania	16066-5207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	MSA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers
(c) Appointment of Certain Officers

Lee B. McChesney, Senior Vice President and Chief Financial Officer of the Company, has notified the Company that he will resign effective March 21, 2025, to pursue another business opportunity. Mr. McChesney’s departure is not a result of any disagreement with the Company or its Board of Directors relating to the Company’s operations, policies or practices or any issues regarding its accounting policies or practices.

The Company has initiated a comprehensive search for a replacement and until one is found the Company’s Executive Director of Financial Planning and Analysis and Strategy, Elyse L. Brody, will act as interim Chief Financial Officer effective March 21, 2025, in addition to her current role with the Company. In connection with her appointment as interim Chief Financial Officer, adjustments have been made to Ms. Brody’s annual base salary and long-term equity compensation.

Ms. Brody, 37, joined the Company in 2011 and has held positions of increasing responsibility in the Company’s Finance organization during her tenure. Prior to her current role, from November 2020 to August 2022 Ms. Brody served as Director, Global Financial Planning and Analysis and Strategy, and prior thereto served as Director of Investor Relations from March 2018 to November 2020.

There are no family relationships between Ms. Brody and any executive officer or director of the Company, no understandings or arrangements between Ms. Brody and any other person pursuant to which she was appointed as interim Chief Financial Officer, and Ms. Brody has no transactions reportable under Item 404(a) of Regulation S-K.

The Company’s press release announcing the changes is filed as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report on Form 8-K.

Exhibit No.	Description
99.1	MSA Safety Incorporated Press Release dated March 13, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Richard W. Roda
Richard W. Roda
Vice President, Secretary and Chief Legal Officer
March 13, 2025

EXHIBIT INDEX

Exhibit No.     Description
99.1    MSA Safety Incorporated Press Release dated March 13, 2025.
104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)